THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

SUPPLEMENT TO THE PROSPECTUS (MAY 1, 2019)

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT

VARIABLE JOINT LIFE

Unless otherwise noted below, effective as of the first business day in 2020 this Supplement amends certain information contained in the Prospectus referenced above.

The “Federal Deferred Acquisition Cost” row of the Transaction Fees Table is hereby replaced with the following:

Charge	When Charge is Deducted	Current Charge	Maximum Guaranteed Charge
Federal Deferred Acquisition Cost Charge[2]	Upon each Premium Payment	0.80% of premium [2]	3.6% of the premium (includes both “Premium Tax Charge” and “Federal Deferred Acquisition Cost Charge”)

The “Monthly Policy Charge—Mortality and Expense Risk Charge—Invested Assets Component” and “Monthly Policy Charge—Charge for Expenses and Taxes Associated with Any Policy Debt” rows of the “Periodic Charges (Other than Portfolio Expenses)” table are hereby replaced with the following:

Charge	When Charge is Deducted	Current Charge	Maximum Guaranteed Charge
Monthly Policy Charge—Mortality and Expense Risk Charge—Invested Assets Component	Monthly, on each Monthly Processing Date	0.12% annually (monthly rate of 0.01%) of the Policy Value less any Policy Debt	0.90% annually (monthly rate of 0.075%) of the Policy Value, less any Policy Debt
Monthly Policy Charge—Charge for Expenses and Taxes Associated with Any Policy Debt[13]	Monthly, on each Monthly Processing Date when there is Policy Debt

When the younger Insured is (or would be, if alive) Attained Age 99 and below:

0.95% annually (monthly rate of 0.07917%) of outstanding Policy Debt for the first ten Policy Years; 0.40% annually (monthly rate of 0.03333%) thereafter

When the younger Insured is (or would be, if alive) Attained Age 100 and above:

0.00% annually of Policy Debt

2% annually (monthly rate of 0.16667%) of outstanding Policy Debt

The second paragraph in the “Premium Expense Charges” sub-section of the “Charges and Deductions” section is hereby replaced in its entirety with the following:

Due to a 1990 federal tax law change under the Omnibus Budget Reconciliation Act of 1990, as amended (“OBRA”), insurance companies are generally required to capitalize and amortize certain acquisition expenses rather than currently deducting such expenses. Due to this capitalization and amortization, the corporate income tax burden on insurance companies has been affected. We currently make a charge of 0.80% against each Premium Payment to compensate us for the additional corporate tax burden. We believe that this charge does not exceed a reasonable estimate of an increase in our federal income taxes resulting from a change in the Internal Revenue Code relating to deferred acquisition costs. The Premium Tax Charge and the Federal Deferred Acquisition Cost Charge may each vary in amount.

The third and eighth paragraphs, respectively, in the “Charges Against the Policy Value” sub-section of the “Charges and Deductions” section are hereby replaced in their entirety with the following:

As part of the Monthly Policy Charge, we also deduct from the Policy Value the Mortality and Expense Risk Charge-Invested Assets Component. The maximum amount of the Invested Assets component is equal to an annual rate of 0.90% (0.075% monthly rate) of the Policy Value, less any Policy Debt. The current charge is equal to an annual rate of 0.12% (0.01% monthly rate) of the Policy Value, less any Policy Debt. The mortality risk is that Insureds may not live as long as we estimated. The expense risk includes the risk that expenses of issuing and administering the Policies may exceed the estimated costs, including other costs such as those related to marketing and distribution. We will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the Policies, in which case the gain may be used for any Company purpose.

As part of the Monthly Policy Charge, we deduct a charge for the expenses and taxes associated with the Policy Debt, if any. The aggregate charge when the younger Insured is (or would be if alive) Attained Age 99 and below is at the current annual rate of 0.95% (0.07917% monthly rate) of the Policy Debt for the first 10 Policy Years and 0.40% (0.03333% monthly rate) thereafter. The aggregate charge when the younger Insured is (or would be, if alive) Attained Age 100 and above is at the current annual rate of 0.00% annually of the Policy Debt.

Please read this Supplement carefully and keep it with your Prospectus for future reference.

This supplement is dated December 10, 2019.